THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND THE ISSUER OF THESE SECURITIES HAS BEEN PROVIDED WITH AN OPINION OF LEGAL COUNSEL TO THE HOLDER IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES TO THE EFFECT THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS.

Date of Issuance: _________, 2012	Number of Shares________________
Warrant No. ____	(subject to adjustment)

CANTERBURY RESOURCES, INC.
A NEVADA CORPORATION

Warrant

          Canterbury Resources, Inc., a Nevada corporation (the “Company”), for value received, hereby certifies that _______________________ (the “Initial Holder”), or its registered assigns (the Initial Holder or such registered assigns shall be referred to as the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time on or after the Exercise Date and on or before the Expiration Date, up to ___________ shares (the “Warrant Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), at a purchase price of $0.75 per share (the “Purchase Price”). The number of shares of Warrant Shares and the Purchase Price may be adjusted from time to time pursuant to the provisions of this Warrant. As used herein, “Exercise Date” means any date after the date hereof and prior to the Expiration Date on which the Registered Holder elects by written notice to the Company to exercise this Warrant.

          This Warrant is issued pursuant to that Securities Purchase Agreement, dated as of _______, 2012, by and among the Company and the Initial Holder.

          1.      Exercise.

                    (a)      Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate in writing, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise. The Purchase Price may be paid by cash, check, or wire transfer.

                    (b)      Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                    (c)      Delivery to Holder. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                              (i)      a certificate or certificates for the number of shares of Warrant Shares to which such Registered Holder shall be entitled, and

                              (ii)      in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

          2.      Adjustments.

                    (a)      Stock Splits and Dividends. If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, then the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, then the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

                    (b)      Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 2; and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                    (c)      Adjustment Certificate. When any adjustment is required to be made in the Warrant Shares or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

          3.      Transfers.

                    (a)      Unregistered Security. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold, pledged, distributed, offered for sale, transferred or otherwise disposed of in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration or qualification is not required. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

                    (b)      Transferability. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

                    (c)      Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

          4.      No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 11 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

          5.      Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate eighteen (18) months from the date of issuance of this Warrant (the “Expiration Date”).

          6.      Notices of Certain Transactions. In the event:

                    (a)      the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                    (b)      of any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or

                    (c)      of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Shares shall be entitled to exchange their shares of Warrant Shares (or such other stock or securities) for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

          7.      Reservation of Stock. The Company will at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant and other similar Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant and other similar Warrants. All of the shares of Common Stock issuable upon exercise of this Warrant and other similar Warrants, when issued and delivered in accordance with the terms hereof and thereof, will be duly authorized, validly issued, fully paid and non-assessable, subject to no lien or other encumbrance other than restrictions on transfer arising under applicable securities laws and restrictions imposed by Section 3 hereof.

          8.      Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          9.      Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

          10.      Notices. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

          11.      No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

          12.      Representations of Registered Holder. By acceptance of this Warrant, the Registered Holder hereby represents and acknowledges to the Company that:

                    (a)      this Warrant and the Warrant Shares are “restricted securities” as such term is used in the rules and regulations under the Securities Act and that such securities have not been and will not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;

                    (b)      the Registered Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

                    (c)      the Registered Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant and the Warrant Shares and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent the Registered Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws; and

                    (d)      the Company may affix one or more legends, including a legend in substantially the following form (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws) to certificates representing Warrant Shares:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND THE ISSUER OF THESE SECURITIES HAS BEEN PROVIDED WITH AN OPINION OF LEGAL COUNSEL TO THE HOLDER IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES TO THE EFFECT THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS.”

          13.      No Fractional Shares. No fractional shares will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one such share on the date of exercise, as determined in good faith by the Company’s Board of Directors.

          14.      Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the Registered Holder.

          15.      Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

          16.      Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

[Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its authorized officer as of the date first above written.

CANTERBURY RESOURCES, INC., a Nevada corporation

Signed: ____________________________________________

By: _______________________________________________

Title: ______________________________________________

Address: 69 Stanley Point Road
Devonport, Auckland
New Zealand 0624

Phone No.: (69) 9 445-6338

[SIGNATURE PAGE TO CANTERBURY RESOURCES, INC. WARRANT]

EXHIBIT A

PURCHASE/EXERCISE FORM

To: CANTERBURY RESOURCES, INC.	Dated:_________________

          The undersigned, pursuant to the provisions set forth in the attached Warrant No. ___ hereby irrevocably elects to purchase _____shares of the Common Stock covered by such Warrant and herewith makes payment of $_________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

          The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 12 of the Warrant and by its signature below hereby makes such representations and warranties to the Company as of the date hereof.

          The undersigned further acknowledges that it has reviewed that certain Securities Purchase Agreement, dated as of ________, 2012, among the Company and certain holders of the Company’s securities (as amended from time to time) and agrees to be bound by such provisions.

Signature: _______________________________________________

Name (print): _____________________________________________

Title (if applic.) ___________________________________________

Company (if applic.): _______________________________________

EXHIBIT B

ASSIGNMENT FORM

          FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, to:

Name of Assignee	Address/Fax Number	No. of Shares

Dated: ______________________________________________	Signature: ______________________________________________

______________________________________________

Witness: ______________________________________________